UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2016, SPAR Group, Inc. ("SGRP" or the "Registrant"), issued a Press Release (the "Release") announcing that Jill M. Blanchard, the Company's CEO, has informed the Company that she is resigning to pursue other interests. Ms. Blanchard will continue to serve as CEO of the Company through July 31, 2016, and support a search for her replacement and the transition of her duties. SPAR Group‘s Board of Directors has begun the search for the Company’s next CEO and is committed to a seamless transition.

A copy of the Release is attached to this Current Report on Form 8-K (including such Release, this "Current Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Information Not "Filed"

The information in Item 5.02 of this Current Report shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report contains "forward-looking statements" made by SPAR Group, Inc. ("SGRP", and together with its subsidiaries, the "SPAR Group" or the "Company") and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2015 (as filed, the "Annual Report"), as filed with the SEC on April 28, 2016, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders to be held on or about May 19, 2016 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 27, 2016, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report, the Proxy Statement, and such other reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Current Report includes (without limitation) any expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, productivity & efficiency, and earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, improving on the value we already deliver to customers, our growing client base, continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, improving product mix, continuing to maintain or reduce costs and consummating any transactions. The Company's forward-looking statements also include, in particular and without limitation, those made in "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider (and not place undue reliance on) the Company's forward-looking statements, risk factors and the other risks, cautions and information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports that could cause the Company's actual performance or condition (including its assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from the performance or condition planned, intended, expected, estimated or otherwise expected by the Company (collectively, "expectations") and described in the information in the Company's forward-looking and other statements, whether express or implied. Although the Company believes them to be reasonable, those expectations involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause those expectations to fail to occur or be realized or such actual performance or condition to be materially and adversely different from the Company's expectations. In addition, new risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its expectations will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)           Exhibits:

99.1     Press Release of the Registrant dated June 10, 2016, as attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 10, 2016
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Registrant dated June 10, 2016, as attached hereto.